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                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                       Form 8-K/A

                                     Current Report

                            Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) - April 22, 2003

                                        TXU Corp.
                 (Exact name of registrant as specified in its charter)

    TEXAS                    1-12833                          75-2669310
(State or other     (Commission File Number)               (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)
         Registrant's telephone number, including Area Code - 214-812-4600

                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)

    TEXAS                   1-11668                            75-1837355
(State or other    (Commission File Number)                (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)
         Registrant's telephone number, including Area Code - 214-812-4600

                         Oncor Electric Delivery Company
             (Exact name of registrant as specified in its charter)

    TEXAS                 333-100240                           75-2967830
(State or other    (Commission File Number)                 (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

                 500 N. Akard Street, Dallas, Texas 75201
        (Address of principal executive offices, including zip code) Registrant's telephone number, including Area Code - 214-486-2000

                                 TXU Gas Company
             (Exact name of registrant as specified in its charter)

    TEXAS                   1-3183                             75-0399066
(State or other    (Commission File Number)                 (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

             Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
           (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-812-4600

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         This amended Form 8-K is being provided to attach the Exhibits listed under Item 7 below that were not included in the Form 8-K dated April 22, 2003 that was filed on April 30, 2003.


ITEM 7.  EXHIBITS

         Exhibit No.   Description
         -----------   -----------

           10(a) $55,000,000 Revolving Credit Agreement, dated as of April 22, 2003, among TXU Corp. and Merrill Lynch Capital Corporation, as Administrative Agent.

           10(b) $45,000,000 Revolving Credit Agreement, dated as of April 22, 2003, among TXU Corp. and Credit Lyonnais New York Branch, as Administrative Agent.

           10(c) $400,000,000 Three-Year Amended and Restated Revolving Credit Agreement, dated as of April 22, 2003, among TXU US Holdings Company, as Borrower, TXU Corp., as Exiting Borrower, certain banks listed therein and Citibank, N.A., as Administrative Agent.

           10(d)       Amendment, dated as of April 22, 2003, to $1,400,000,000
                       Five-Year Third Amended and Restated Competitive
                       Advance and Revolving Credit Facility Agreement, dated as of July 31, 2002, among TXU US Holdings Company, certain banks listed therein and JPMorgan Chase Bank, as Competitive Advance Facility Agent, Administrative Agent and Fronting Bank.

           10(e) $450,000,000 Revolving Credit Agreement, dated as of April 22, 2003, among TXU Energy Company LLC, Oncor Electric Delivery Company, certain banks listed therein and JPMorgan chase Bank, as Administrative Agent and Fronting Bank.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                              TXU CORP.


                              By:     /s/  Biggs C. Porter
                                 ----------------------------------------------

                                   Name:  Biggs C. Porter
                                   Title: Controller and Principal Accounting
                                          Officer
Date:    May 1, 2003


                              TXU US HOLDINGS COMPANY


                              By:     /s/ Biggs C. Porter
                                 ----------------------------------------------

                                   Name:  Biggs C. Porter
                                   Title: Controller and Principal Accounting
                                          Officer
Date:    May 1, 2003


                              ONCOR ELECTRIC DELIVERY COMPANY


                              By:     /s/ Biggs C. Porter
                                 ----------------------------------------------

                                   Name:  Biggs C. Porter
                                   Title: Vice President and
                                           Principal Accounting Officer

Date:    May 1, 2003


                              TXU GAS COMPANY


                              By:      /s/ Biggs C. Porter
                                 ----------------------------------------------

                                   Name:  Biggs C. Porter
                                   Title: Vice President and
                                           Principal Accounting Officer

Date:    May 1, 2003


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